SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) November 12, 2000
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                               FedEx Corporation
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               (Exact name of Registrant as Specified in Charter)


          Delaware                    001-15829                 62-1721435
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(State or Other Jurisdiction       (Commission File           (IRS Employer
      of Incorporation)                Number)             Identification No.)


942 South Shady Grove Road, Memphis, Tennessee                       38120
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code  (901) 818-7200
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

On November 13, 2000, FedEx Corporation ("FedEx") announced that it had entered into an Agreement and Plan of Merger dated November 12, 2000 with American Freightways Corporation ("AF") and its wholly-owned subsidiary, FDX, Inc. ("FDX"). See the attached press release dated November 13, 2000.

Item 7.  Financial Statements and Exhibits

       (c)  Exhibits

            Designation    Description
            ------------   --------------

                99.1       Press Release of FedEx Corporation dated November 13,
                           2000


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


                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FEDEX CORPORATION



                                            By: /s/ James S. Hudson
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                                                Name:  James S. Hudson
                                                Title: Corporate Vice President
                                                       Strategic Financial
                                                       Planning and Control

November 15, 2000


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